UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

         Date of Report (Date of Earliest Event Reported): May 27, 2004

                                 XENICENT, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)

                                 North Carolina
                                 --------------
                 (State or Other Jurisdiction of Incorporation)

                                    333-52472
                                    ---------
                            (Commission File Number)

                                   36-4344865
                                   ----------
                      (I.R.S. Employer Identification No.)

                    18 Brookmont Drive, Wilbraham, MA  01095
                    ----------------------------------------
             (Address of Principal Executive Offices)     (Zip Code)

                                 (413) 599-0005
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


This Current Report on Form 8-K is filed by Xenicent, Inc., a North Carolina corporation (the "Registrant"), in connection with the items described below.

ITEM  1.  CHANGES  IN  CONTROL  OF  THE  REGISTRANT.

Not  Applicable.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

Effective as of December 31, 2003, the Registrant and the former majority shareholders (the "Shareholders") of Giantek Technology Corporation, a corporation organized and existing under the laws of Taiwan and sixty percent owned subsidiary of the Registrant ("Giantek"), terminated the share exchange and their reciprocal investment in each other, and the Shareholders exercised their contractual right to demand a return of the Giantek shares held by the Registrant pursuant to the rescission provisions of the Share Exchange Agreement, dated June 27, 2002 (the "Share Exchange Agreement"). The Board of Directors of the Registrant, after deliberating on the matter, determined that such a rescission was in the best interests of the Registrant and its shareholders, and on May 27, 2004, the Registrant and the Shareholders signed a Mutual Rescission Agreement, to be effective as of December 31, 2003 (the "Mutual Rescission Agreement"). Pursuant to the Mutual Rescission Agreement, the Share Exchange Agreement was rescinded in all respects, and the Registrant returned the GTC Shares (as defined) to the Shareholders and the Shareholders returned 400,000 of the XCNT Shares (as defined) to the Registrant. In addition, the Mutual Rescission Agreement contained reciprocal releases for the Registrant and the Shareholders from any liability that might arise out of the Share Exchange Agreement, as well as reciprocal indemnification provisions for the benefit of each of them.

A  copy  of  the Mutual Rescission Agreement is attached as Exhibit 10.1 hereto.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.

Not  Applicable.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

Not  Applicable.

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

Not  Applicable.

ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS.

Not  Applicable.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
          EXHIBITS.

Not  Applicable.

ITEM  8.  CHANGE  IN  FISCAL  YEAR.

Not  Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                XENICENT, INC.


June 2, 2004                                By: /s/ Duane C. Bennett
                                                --------------------
                                                Duane C. Bennett
                                                President and Chief
                                                Executive Officer


                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------

10.1        Mutual Rescission Agreement, dated as of December 31, 2003.